Tax Status	12 Months Ended
Dec. 31, 2025
EBP, Tax Status [Abstract]
Tax Status

Note 6 - Tax Status

The Company’s Board of Directors adopted a pre-approved 401(k) plan document. The plan sponsor has received, from the Internal Revenue Service, an opinion letter dated June 30, 2020, stating that the written form of the underlying pre-approved plan is qualified under Section 401(a) of the Internal Revenue Code (the “Code”) and that any employer adopting this form of the Plan will be considered to have a plan qualified under Sections 401(a) of the Code. The Plan is required to operate in conformity with the Code to maintain its qualification. The plan administrator believes the Plan is being operated in compliance with the applicable requirements of the Code and, therefore, believes the Plan is qualified and the related trust is tax exempt. The Plan’s income tax returns for the past three years are subject to examination by tax authorities, however there are currently no audits in progress for any tax periods.